Transamerica Premier Funds, Inc.

Supplement dated January 1, 2005 to the Prospectus dated May 1, 2004, as previously supplemented

Investors should retain this Supplement for future reference

AEGON/Transamerica Investor Services, Inc. – Effective January 1, 2005, any and all mention of AEGON/Transamerica Investor Services, Inc. will now be known as Transamerica Fund Services, Inc. Accordingly, investment checks should remain payable to Transamerica Premier Funds but mailed to P.O. Box 219427, Kansas City, MO 64121-9427. For overnight delivery send to 330 W. 9th Street, Kansas City, MO 64105. All other written requests regarding your account should also be mailed to the above addresses.